SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, DC  20549



                               FORM 8-K

                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) - December 30, 1994


      THE HARTFORD STEAM BOILER INSPECTION AND INSURANCE COMPANY
        (Exact name of registrant as specified in its charter)


          Connecticut             0-13300            06-0384680
(State or other jurisdiction    (Commission         (IRS Employer
      of incorporation)         File Number)     Identification No.)


      One State Street, Hartford, Connecticut        06102
     (Address of principal executive offices)       (Zip Code)


 Registrant's telephone number, including area code - (203-722-1866)

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Item 2.   Acquisition or Disposition of Assets

On December 30, 1994 The Hartford Steam Boiler Inspection and Insurance Company (HSB) completed the acquisition of General Reinsurance Corporation's 50% interest in Engineering Insurance Group (EIG), a partnership of HSB and General Reinsurance formed in 1988 to provide machinery breakdown insurance to business and industry outside the United States and Canada.

According to the terms of the transaction, HSB and General Reinsurance contributed their partnership interests to a newly formed corporation, EIG Co., in exchange for which HSB received all of the outstanding common shares of EIG Co. and General Reinsurance received preferred stock of EIG Co. with a stated value of $20 million and a dividend rate of 6.5% per annum. Subject to certain conditions, after a minimum period of two years the preferred stock can be exchanged for 6.5% preferred stock of HSB which is convertible, at General Reinsurance's option, into 398,370 common shares of HSB.

Following the acquisition, Engineering Insurance Company,
Limited, the insurance operating subsidiary of EIG Co. will remain a fully capitalized insurer based in London.

The transaction has been accounted for as a purchase by HSB. The terms of the acquisition are more fully described in the Transaction Agreement filed herewith as Exhibit 2.


Item 7.  Financial Statements and Exhibits

  (a) Financial Statements of Business Acquired

Audited financial statements of EIG Co. will be filed as an amendment to this Form 8-K by no later than March 15, 1995.


  (b) Pro Forma Financial Information

The following pro forma consolidated condensed financial statements of The Hartford Steam Boiler Inspection and Insurance
Company are filed herewith:

  Pro Forma Condensed Consolidated Statement of Financial
       Position as of September 30, 1994 (Unaudited)

  Pro Forma Condensed Consolidated Income Statement for the Nine
       Months ended September 30, 1994 (Unaudited)

  Pro Forma Condensed Consolidated Income Statement for the Year
       Ended December 31, 1993 (Unaudited)

  Notes to Unaudited Pro Forma Condensed Consolidated Statement of Financial Position

  Notes to Unaudited Pro Forma Condensed Consolidated Income
       Statements


  (c) Exhibits

The following exhibit is filed with this Form 8-K:

  2.   Transaction Agreement between The Hartford Steam Boiler
       Inspection and Insurance Company and General
       Reinsurance Corporation dated December 30, 1994.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           THE HARTFORD STEAM BOILER
                           INSPECTION AND INSURANCE COMPANY



Dated:  January 16, 1995   /s/ Robert C. Walker
                           Robert C. Walker
                           Senior Vice President


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                        INDEX TO EXHIBITS

Exhibit No.                                           Page No.

2      Transaction Agreement between The Hartford Steam
       Boiler Inspection and Insurance Company and General
       Reinsurance Corporation dated December 30, 1994

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The Hartford Steam Boiler Inspection and Insurance Company
Pro Forma Condensed Consolidated Financial Statements
(Unaudited)


The following unaudited pro forma condensed consolidated statements of income for HSB for the nine months ended September 30, 1994 and year ended December 31, 1993, present consolidated operating results for HSB as if HSB's acquisition of 50% of EIG not previously owned by HSB had occurred as of January 1, 1993. The accompanying unaudited pro forma condensed consolidated Statement of Financial Position as of September 30, 1994 gives effect to the 50% acquisition as if it had occurred as of September 30, 1994. The unaudited pro forma condensed financial data does not purport to represent what HSB's financial position or results of operations actually would have been had the transaction in fact occurred on the dates indicated, or to project HSB's financial position or results of operations for any future period. The pro forma adjustments are based upon available information and certain assumptions believed to be reasonable in the circumstances. The unaudited pro forma consolidated financial information should be read in conjunction with the accompanying notes thereto and the separate historical financial statements of HSB as of and for the nine months ended September 30, 1994, and for the year ended December 31, 1993, which are contained in HSB's Form 10-Q for the quarterly period ended September 30, 1994 and in its Annual Report on Form 10-K for the year ended December 31, 1993, respectively.

The pro forma adjustments are provided for informational purposes only and are applied to the historical consolidated financial statements of HSB and EIG to account for the acquisition as a purchase. Under purchase accounting the total purchase price will be allocated to EIG Co. assets and liabilities based upon relative fair values.